EXHIBIT 19.1

37143 061762

NUMBER GML          INCORPORATED UNDER THE             ________________ SHARES
                    LAWS OF THE STATE OF
                    DELAWARE                              COMMON STOCK

                    COMMON STOCK                       SEE REVERSE FOR
                    PAR VALUE $.01                     CERTAIN DEFINITIONS

                                                       CUSIP 871851 10 1

                            GLOBAL DIRECT MAIL CORP
               THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y.


THIS CERTIFIES THAT







IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

GLOBAL DIRECTMAIL CORP, (HEREINAFTER CALLED THE CORPORATION), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                         [NAME CHANGED TO SYSTEMAX INC.]

DATED


-----------------------                 ---------------------
VICE CHAIRMAN,                          CHAIRMAN,
PRESIDENT OF DOMESTIC                   CHIEF EXECUTIVE
OPERATIONS                              OFFICER


COUNTERSIGNED AND REGISTERED:
          THE BANK OF NEW YORK
                                                  TRANSFER AGENT
                                                  AND REGISTRAR


BY


                                                 AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____________ Custodian _____________
                     (Cust)                   (Minor)
                    under Uniform Gifts to Minors
                    Act ____________________
                           (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------

-----------------------------

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________


                   __________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.